UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

ANTERO MIDSTREAM CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ANTERO MIDSTREAM CORPORATION2025 Annual Meeting Vote by June 3, 2025 11:59 PM ETV73297-P28579You invested in ANTERO MIDSTREAM CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 4, 2025 8:00 AM MDTVirtually at: www.virtualshareholdermeeting.com/AM2025*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends ANTERO MIDSTREAM CORPORATION 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET 1. Class III Nominees. For Nominees: 01) Paul M. Rady 02) Nancy E. Chisholm 03) David H. Keyte 2. To ratify the appointment of KPMG LLP as Antero Midstream Corporation's independent registered public accountingfirm for the year ending December 31, 2025. For 3. To approve, on an advisory basis, the compensation of Antero Midstream Corporation's named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V73298-P28579